SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934
DATE OF REPORT:
May 20, 2010
(Date of Earliest Event Reported)
Independent Bank Corp.
Exact name of registrant as specified in its charter

Massachusetts	1-9047	04-2870273

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Office Address: 2036 Washington Street, Hanover Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
SIGNATURE
Exhibit Index
EX-99.1 Independent Bank Corp. 2010 Non-Employee Director Stock Plan
EX-99.2 Form of Stock Option Agreement under 2010 Non-Employee Director Stock Plan
EX-99.3 Form of Restricted Stock Award under 2010 Non-Employee Director Stock Plan
EX-99.4 Restated Articles of Organization
EX-99.5 Amended and Restated By-Laws

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Approval of 2010 Non-Employee Director Stock Plan
     On May 20, 2010, at the 2010 Annual Shareholders Meeting of Independent Bank Corp. (the “Company”), shareholders approved the Independent Bank Corp. 2010 Non-Employee Director Stock Plan (the “Plan”) which permits the Board of Directors or Compensation Committee of the Company to grant restricted stock awards and stock options to non-employee directors on the terms and conditions set forth in the Plan.
     The Plan is attached hereto as Exhibit 99.1. The form of stock option agreement to be used for stock options granted under the Plan is attached hereto as Exhibit 99.2. The form of restricted stock award agreement used for restricted stock awards granted under the Plan is attached hereto as Exhibit 99.3.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
     On February 25, 2010, the Board of Directors of the Company unanimously voted to submit the Restated Articles of Organization of the Company (the “Revised Corporate Charter”) to shareholders for approval and to approve revised by-laws of the Company (the “Revised By-laws”) to make them consistent with the Revised Corporate Charter. The February 25, 2010 vote approving the Revised By-Laws was expressly conditioned upon shareholder approval of the Revised Corporate Charter and stated that the Revised By-Laws would only take effect if shareholders approved the Revised Corporate Charter. At the Company’s 2010 Annual Shareholders Meeting shareholders approved the Revised Corporate Charter, thereby (i) increasing the amount of authorized shares of common stock to 75,000,000 and (ii) clarifying and strengthening provisions related to the indemnification of directors and officers.
     A copy of the Revised Corporate Charter is attached hereto as Exhibit 99.4. A copy of the Revised By-Laws is attached hereto as Exhibit 99.5. On May 24, 2010, the Company filed the Revised Corporate Charter, in the form attached hereto as Exhibit 99.4, with the Secretary of State of The Commonwealth of Massachusetts.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Shareholders voted upon the matters set forth below at the Company’s 2010 Annual Shareholders Meeting. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number.
(1) Proposal to reelect Benjamin A. Gilmore, II, Eileen C. Miskell, Carl Ribeiro, John H. Spurr, Jr. and Thomas R. Venables to serve as Class II Directors. The results of the voting on this proposal were as follows:

	For	Withheld	Broker Non-Votes
Benjamin A. Gilmore II	8,757,740	6,874,725	2,704,275
Eileen C. Miskell	10,383,615	5,248,850	2,704,275
Carl Ribeiro	14,940,488	691,977	2,704,275
John H. Spurr, Jr.	14,610,702	1,021,763	2,704,275
Thomas R. Venables	14,769,665	862,800	2,704,275
(2) Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010. The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
18,001,829	18,086	316,825	0
(3) Proposal to approve the 2010 Independent Bank Corp. Non-Employee Director Stock Plan. The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,120,721	1,136,366	375,378	2,704,275

(4) Proposal to approve Restated Articles of Organization for the Company, including
4A – approval of provisions to increase the amount of authorized shares of common stock to 75,000,000. The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,084,294	3,876,238	376,209	0
4B – approval of provisions relating to indemnification of directors and officers. The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
17,696,790	254,682	385,269	0

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
DATE: May 24, 2010	BY: /s/ Edward H. Seksay
Edward H. Seksay
General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Independent Bank Corp. 2010 Non-Employee Director Stock Plan
99.2	Form of Stock Option Agreement under 2010 Non-Employee Director Stock Plan
99.3	Form of Restricted Stock Award under 2010 Non-Employee Director Stock Plan
99.4	Restated Articles of Organization
99.5	Amended & Restated By-Laws